UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 16, 2018
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 21, 2018, CyrusOne Inc. issued a press release announcing financial results and supplemental information for the fourth quarter ended December 31, 2017. A copy of the press release and supplemental information is furnished herewith as Exhibit 99.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2018, Amitabh Rai, Senior Vice President and Chief Accounting Officer of Cyrus One Inc. (the “Company”), advised the Company of his intention to retire from the Company effective May 1, 2018. Mr. Rai will resign as Chief Accounting Officer of the Company on February 26, 2018, and remain an employee until his retirement to assist in the transition.
On February 16, 2018, the Company’s Board of Directors appointed Howard Garfield as Senior Vice President and Chief Accounting Officer of the Company, effective on February 26, 2018.
Mr. Garfield, age 60, was with Monogram Residential Trust (NYSE: MORE), serving as chief accounting officer and treasurer from 2009 to September 2017 and chief financial officer from 2009 to 2015.
In connection with his appointment, CyrusOne LLC, a subsidiary of the Company and Mr. Garfield have entered into an employment agreement pursuant to which he will be (a) paid an annual base salary, (b) eligible to receive an annual bonus, and (3) eligible to receive equity awards and participate in employee benefit plans and programs which are made available to similarly situated officers of the Company.
Item 7.01 Regulation FD Disclosure
During a webcast scheduled to be held at 11:00 a.m. Eastern time on February 22, 2018, Gary J. Wojtaszek, the Company’s president and chief executive officer, and Diane M. Morefield, the Company’s chief financial officer, will discuss the Company’s fourth quarter 2017 results and outlook for 2018. The slide presentation for the webcast will be available on the investors page of the Company’s website. To access the webcast and corresponding slide presentation, go to the investors page at http://investor.cyrusone.com/index.cfm. An audio replay of the webcast will also be available on the investors page at http://investor.cyrusone.com/index.cfm.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and the exhibits furnished therewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 21, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2018	CYRUSONE INC.

	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel
and Secretary